Exhibit 99.1

Contact:

Mark Trinske

Vice President, Investor Relations

(734) 997-4910

mark.trinske@proquest.com

PROQUEST REPORTS REVENUE OF $159.4 MILLION,

EARNINGS PER SHARE OF $0.60 FOR THIRD QUARTER 2005

Announces Intent to Divest Periodical Microfilm Business and Other Assets

ANN ARBOR, Mich., October 27, 2005 – ProQuest Company (NYSE: PQE), a leading publisher of information and education solutions, today reported revenue and earnings growth from continuing operations for the thirteen and thirty-nine week periods ended October 1, 2005.

“ProQuest Company’s revenue and earnings increased in the third quarter of 2005 despite the previously disclosed impact of Hurricanes Katrina and Rita and earnings dilution from acquisitions and investments made at Business Solutions,” said Alan Aldworth, chairman and chief executive officer of ProQuest Company.

Third Quarter Financial Results

•	Revenue from continuing operations increased 41 percent to $159.4 million from $113.1 million in the prior year’s third quarter.

•	EBIT from continuing operations (earnings from continuing operations before interest and income taxes) increased 63 percent to $35.3 million from $21.6 million in the third quarter of 2004.

•	EBITDA from continuing operations (earnings from continuing operations before interest, income taxes, depreciation and amortization) increased 48 percent to $60.3 million from $40.8 million in the third quarter of 2004.

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ProQuest Company Reports Q3 2005 Earnings, Page 2 of 12

•	Earnings from continuing operations were $18.2 million or $0.60 per fully diluted share, an increase of 57 percent. This compares to pro forma earnings of $11.6 million or $0.40 per fully diluted share in the third quarter of fiscal 2004.

•	Operating cash flow was $16.4 million compared to $24.6 million in the prior year’s third quarter.

•	Expenditures for property, plant, equipment, product masters, curriculum development costs and software were $14.9 million versus $13.6 million in the prior year’s third quarter.

•	Free cash flow (operating cash flow from continuing operations less expenditures for property, plant, equipment, product masters, curriculum development costs and software plus proceeds from asset dispositions) was $1.5 million compared to $11.9 million generated in the third quarter of fiscal 2004.

“In the third quarter, Voyager was adversely impacted by Hurricanes Katrina and Rita as well as a recent change to decentralized purchasing in the New York City school district. Excluding these events Voyager performed well and continued to realize strong renewals. Voyager solutions are now in more than 850 school districts nationwide, an increase of more than 40 percent versus the same time last year,” said Aldworth.

“Business Solutions’ revenue growth continues to be strong, with an increase of 10 percent. However, dilution from recent acquisitions and one-time charges related to our General Motors agreement had an adverse impact on third quarter earnings,” said Kevin Gregory, senior vice president and chief financial officer of ProQuest Company.

Consolidated Nine Months Financial Results

•	Revenue from continuing operations increased 25 percent to $420.9 million from $336.1 million in the first nine months of 2004.

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ProQuest Company Reports Q3 2005 Earnings, Page 3 of 12

•	EBIT from continuing operations (earnings from continuing operations before interest and income taxes) increased 23 percent to $81.5 million from $66.1 million in the first nine months of 2004.

•	EBITDA from continuing operations (earnings from continuing operations before interest, income taxes, depreciation and amortization) increased 23 percent to $144.2 million from $117.4 million in the first nine months of 2004.

•	Earnings from continuing operations were $38.3 million or $1.27 per fully diluted share, an increase of 8 percent. This compares to pro forma earnings of $35.4 million or $1.23 per fully diluted share in the first nine months of fiscal 2004.

•	Operating cash flow was $34.7 million compared to operating cash flow of $43.2 million generated in the prior year’s first nine months.

•	Expenditures for property, plant, equipment, product masters, curriculum development costs and software were $62.6 million versus $52.6 million in the prior year’s first nine months.

•	Free cash flow (operating cash flow from continuing operations less expenditures for property, plant, equipment, product masters, curriculum development costs and software plus proceeds from asset dispositions) was a use of $27.9 million compared to a use of $8.5 million in the first nine months of fiscal 2004.

Divestiture of Periodical Microfilm and Course Pack Businesses

ProQuest plans to divest the company’s periodical microfilm business and related manufacturing assets, as well as the course pack business. Negotiations with a potential buyer are near completion, and a transaction is anticipated to be executed soon.

“Archival content historically has been and remains an important part of the business mission of ProQuest Company. Today, we believe that redirecting our higher education resources to our digital published products will result in more sustainable

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ProQuest Company Reports Q3 2005 Earnings, Page 4 of 12

revenue growth. This divestiture will give us greater flexibility to focus on our growth platforms – K-12 curriculum products and unique published products for higher education,” noted Aldworth.

“As we are in final negotiations, we are not providing further information regarding this divestiture at this time,” said Gregory. “After the completion of this transaction, we will provide full year and fourth quarter guidance for 2005 reflecting the impact of this transaction,” added Gregory.

Conference Call

To participate in ProQuest Company’s third quarter conference call, dial (888) 688-0384 at 5:00 p.m. ET on Thursday, October 27, 2005. The password for the call is “ProQuest Company”. This conference call may also be accessed over the Internet at www.proquestcompany.com or www.streetevents.com. The call will be taped and archived until November 11, 2005 and can be replayed by calling (800) 642-1687, and entering ID#9923462. The replay will be available shortly after the call at the www.proquestcompany.com website.

Basis of Presentation

The financial results in this press release are presented in accordance with generally accepted accounting principles (GAAP), except for references to earnings from continuing operations before interest and income taxes (EBIT), which excludes interest, income taxes and discontinued operations; earnings from continuing operations before interest, income taxes, depreciation and amortization (EBITDA), which excludes interest, income taxes, depreciation and amortization and discontinued operations; and free cash flow. Reconciliations of non-GAAP amounts to the company’s GAAP results are attached, and can also be found on the ProQuest Company website at www.proquestcompany.com.

EBIT and free cash flow are key metrics used by ProQuest Company to assess the performance of its business segments. The company defines free cash flow as operating cash flow from continuing operations less expenditures for property, plant, equipment, product masters, curriculum development costs and software, plus proceeds from fixed asset dispositions. Free cash flow provides a measure of the company’s cash flows after all operational expenditures. EBITDA provides useful information about how ProQuest Company’s management assesses the company’s ability to fund working capital items, capital expenditures, and service and comply with the terms of its debt agreements. The company’s ability to fund working capital items, fund capital expenditures and service debt in the future, however, may be affected by other operating or legal requirements.

As previously disclosed, ProQuest Company sold its powersports dealer management system business during the second quarter of 2004. As a result of the sale, and in accordance with GAAP, income statement amounts for 2004 have been adjusted to classify the results of this business as a discontinued operation.

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ProQuest Company Reports Q3 2005 Earnings, Page 5 of 12

About ProQuest Company

ProQuest Company (NYSE: PQE) is based in Ann Arbor, Mich., and is a leading publisher of information solutions for the education, automotive and power equipment markets. We provide products and services to our customers through two business segments: Information and Learning and Business Solutions. Through our Information and Learning segment, which primarily serves the education market, we collect, organize and publish content from a wide range of sources including newspapers, periodicals and books. Our Business Solutions segment is primarily engaged in the delivery in electronic form of comprehensive parts and service information to the automotive market. Its products transform complex technical data, like parts catalogs and service manuals, into easily accessed electronic information. For the world’s automotive manufacturers and their dealer networks, ProQuest also secures business-to-business information and retail performance management services. ProQuest Company was recently named one of the nation’s 200 best small companies by Forbes magazine, and one of the 100 fastest growing technology companies in the United States by Business 2.0 magazine.

Forward-Looking Statements

Some of the statements contained herein constitute forward-looking statements. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our markets’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. These risks and other factors you should specifically consider include, but are not limited to: increased debt level due to the acquisition of Voyager Learning, changes in customer demands or industry standards, adverse economic conditions, loss of key personnel, litigation, decreased library and educational funding/budgets, the ability to successfully integrate the Voyager Learning acquisition, the ability to successfully close and integrate other acquisitions, demand for ProQuest’s products and services, success of ongoing product development, maintaining acceptable margins, ability to control costs, the impact of federal, state and local regulatory requirements on ProQuest’s business, including K-12 and higher education, and automotive, the impact of competition and the uncertainty of economic conditions in general, the ability to successfully attract and retain customers, sell additional products to existing customers, and win new business due to changes in technology, the ability to maintain a broad customer base to avoid dependence on any one single customer, K-12 enrollment and demographic trends, the level of educational funding, the level of education technology investments, the company’s ability to obtain OEM data access agreements, the company’s ability to obtain financing, global economic conditions, financial market performance, and other risks listed under “Risk Factors” in our regular filings with the Securities and Exchange Commission. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, “continue”, “projects”, “intends”, “prospects”, “priorities”, or the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. We undertake no obligation to update any of these forward-looking statements.

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ProQuest Company Reports Q3 2005 Earnings, Page 6 of 12

PROQUEST COMPANY AND SUBSIDIARIES

RESULTS OF OPERATIONS

(In Millions, Except Per Share Data)

	Third Quarter Ended
	October 1, 2005	% of Sales	October 2, 2004 (1)	% of Sales
Net sales	$159.4	100%	$113.1	100%
Cost of sales	(77.8)	(49)%	(55.7)	(49)%

Gross profit	81.6	51%	57.4	51%
R&D expense	(6.3)	(4)%	(4.0)	(4)%
SG&A expense	(37.2)	(23)%	(28.8)	(25)%
Corporate expense	(2.8)	(2)%	(3.0)	(3)%

Earnings from continuing operations before interest and income taxes	35.3	22%	21.6	19%

Net interest expense:
Interest income	0.4	—	0.3	—
Interest expense	(9.1)	(6)%	(4.6)	(4)%

Net interest expense	(8.7)	(6)%	(4.3)	(4)%

Earnings from continuing operations before income taxes	26.6	16%	17.3	15%
Income tax expense	(8.4)	(5)%	(5.7)	(5)%

Net earnings from continuing operations	$18.2	11%	$11.6	10%

Shares (Basic)	29.752		28.588
Shares (Diluted)	30.233		28.815
EPS (Basic)	0.61		0.41
EPS (Diluted)	0.60		0.40

(1)	Amounts have been adjusted to exclude a benefit from a reduction in storage units, as displayed below:

	Third Quarter Ended
	October 2, 2004
		Diluted EPS
Reported earnings	$12.2	$0.42

Other income, net (2)	(0.6)	(0.02)

Net earnings from continuing operations	$11.6	$0.40

(2)	This amount relates to a benefit from a reduction in storage units. Proceeds from units disposed of were $0.9 million.

ProQuest Company Reports Q3 2005 Earnings, Page 7 of 12

PROQUEST COMPANY AND SUBSIDIARIES

RESULTS OF OPERATIONS

(In Millions, Except Per Share Data)

	Year to Date
	October 1, 2005	% of Sales	October 2, 2004(1)	% of Sales
Net sales	$420.9	100%	$336.1	100%
Cost of sales	(205.3)	(49)%	(164.8)	(49)%

Gross profit	215.6	51%	171.3	51%
R&D expense	(14.8)	(4)%	(12.5)	(4)%
SG&A expense	(108.7)	(26)%	(82.5)	(24)%
Corporate expense	(10.6)	(2)%	(10.2)	(3)%

Earnings from continuing operations before interest and income taxes	81.5	19%	66.1	20%

Net interest expense:
Interest income	1.2	—	1.2	—
Interest expense	(25.0)	(6)%	(13.5)	(4)%

Net interest expense	(23.8)	(6)%	(12.3)	(4)%

Earnings from continuing operations before income taxes	57.7	13%	53.8	16%
Income tax expense	(19.4)	(4)%	(18.4)	(6)%

Net earnings from continuing operations	$38.3	9%	$35.4	10%

Shares (Basic)	29.602		28.494
Shares (Diluted)	30.036		28.806
EPS (Basic)	1.29		1.24
EPS (Diluted)	1.27		1.23

(1)	Amounts have been adjusted to exclude a benefit from a reduction in storage units, earnings from discontinued operations and a gain on sale of discontinued operations, as displayed below:

	Year to Date
	October 2, 2004
		Diluted EPS
Reported earnings	$52.1	$1.81

Other income, net (2)	(0.6)	(0.02)
Earnings from discontinued operations, net	(0.8)	(0.03)
Gain on sale of discontinued operations, net	(15.3)	(0.53)

Net earnings from continuing operations	$35.4	$1.23

(2)	This amount relates to a benefit from a reduction in storage units. Proceeds from units disposed of were $0.9 million.

ProQuest Company Reports Q3 2005 Earnings, Page 8 of 12

PROQUEST COMPANY AND SUBSIDIARIES

RESULTS OF OPERATIONS

(In Millions)

	Third Quarter Ended
	October 1, 2005	% of Sales	October 2, 2004	% of Sales	Inc/(Dec)
					$	%
Net Sales

ProQuest Information and Learning:
Published Products	$31.9	28%	$27.8	40%	$4.1	15%
General Reference Products	16.3	14%	16.0	22%	0.3	2%
Traditional Products	20.1	18%	21.7	30%	(1.6)	(7)%
Classroom Products	5.0	5%	5.8	8%	(0.8)	(14)%
Voyager	40.1	35%	—	—	40.1	NM

Total ProQuest Information and Learning	$113.4	100%	$71.3	100%	$42.1	59%

ProQuest Business Solutions:
Automotive Group	$43.3	94%	$39.4	94%	$3.9	10%
Power Equipment - Electronic	2.3	5%	2.1	5%	0.2	10%
Other	0.4	1%	0.3	1%	0.1	33%

Total ProQuest Business Solutions	$46.0	100%	$41.8	100%	$4.2	10%

Total Net Sales	$159.4		$113.1		$46.3	41%

EBIT (1), (3)

ProQuest Information and Learning	$27.3	17%	$11.2	10%	$16.1	144%
ProQuest Business Solutions	10.7	7%	13.4	12%	(2.7)	(20)%
Corporate / Other	(2.7)	(2)%	(3.0)	(3%)	0.3	10%

Total EBIT	$35.3	22%	$21.6	19%	$13.7	63%

EBITDA (2), (3)

ProQuest Information and Learning	$50.9	32%	$29.1	26%	21.8	75%
ProQuest Business Solutions	12.1	8%	14.7	13%	(2.6)	(18)%
Corporate / Other	(2.7)	(2)%	(3.0)	(3)%	0.3	10%

Total EBITDA	$60.3	38%	$40.8	36%	$19.5	48%

Other Data

Capital expenditures & software spending	$14.9	9%	$13.6	12%	$1.3
Debt	$575.4		$194.6
Debt, net of cash (3)	$550.5		$193.6

(1)	EBIT is defined as earnings from continuing operations before interest and income taxes.
(2)	EBITDA is defined as EBIT plus depreciation and amortization.
(3)	See “Reconciliation of Non-GAAP Measures”.

ProQuest Company Reports Q3 2005 Earnings, Page 9 of 12

PROQUEST COMPANY AND SUBSIDIARIES

RESULTS OF OPERATIONS

(In Millions)

	Year to Date
	October 1, 2005	% of Sales	October 2, 2004	% of Sales	Inc/(Dec)
					$	%
Net Sales

ProQuest Information and Learning:
Published Products	$97.5	34%	$83.5	40%	$14.0	17%
General Reference Products	47.8	17%	48.6	23%	(0.8)	(2)%
Traditional Products	61.6	22%	67.4	32%	(5.8)	(9)%
Classroom Products	9.3	3%	10.4	5%	(1.1)	(11)%
Voyager	69.1	24%	—	—	69.1	NM

Total ProQuest Information and Learning	$285.3	100%	$209.9	100%	$75.4	36%

ProQuest Business Solutions:
Automotive Group	$128.3	94%	$119.2	94%	$9.1	8%
Power Equipment - Electronic	6.2	5%	6.1	5%	0.1	2%
Other	1.1	1%	0.9	1%	0.2	22%

Total ProQuest Business Solutions	$135.6	100%	$126.2	100%	$9.4	7%

Total Net Sales	$420.9		$336.1		$84.8	25%

EBIT (1), (3)

ProQuest Information and Learning	$57.9	14%	$38.9	12%	$19.0	49%
ProQuest Business Solutions	34.1	8%	37.4	11%	(3.3)	(9)%
Corporate / Other	(10.5)	(3)%	(10.2)	(3)%	(0.3)	(3)%

Total EBIT	$81.5	19%	$66.1	20%	$15.4	23%

EBITDA (2), (3)

ProQuest Information and Learning	$116.4	27%	$85.2	25%	31.2	37%
ProQuest Business Solutions	38.1	9%	42.3	13%	(4.2)	(10)%
Corporate / Other	(10.3)	(2)%	(10.1)	(3)%	(0.2)	(2)%

Total EBITDA	$144.2	34%	$117.4	35%	$26.8	23%

Other Data

Capital expenditures & software spending	$62.6	15%	$52.6	16%	$10.0

(1)	EBIT is defined as earnings from continuing operations before interest and income taxes.
(2)	EBITDA is defined as EBIT plus depreciation and amortization.
(3)	See “Reconciliation of Non-GAAP Measures”.

ProQuest Company Reports Q3 2005 Earnings, Page 10 of 12

PROQUEST COMPANY AND SUBSIDIARIES

CONDENSED BALANCE SHEETS

(In Thousands)

	October 1, 2005	January 1, 2005	October 2, 2004
ASSETS
Cash and cash equivalents	$24,917	$4,313	$970
Accounts receivable, net	135,663	95,279	113,476
Inventory, net	15,761	5,312	4,995
Other current assets:
Prepaid royalties	26,549	17,793	19,168
Other	43,482	32,340	43,408

Total other current assets	70,031	50,133	62,576
Total current assets	246,372	155,037	182,017

Net property, plant, equipment and product masters	213,300	199,997	192,661

Long-term receivables	10,065	8,084	5,599
Goodwill	603,089	311,279	308,214
Identifiable intangibles, net	21,572	15,379	16,377
Curriculum, net	94,357	—	—
Purchased and developed software, net	38,301	41,699	44,808
Other assets	20,278	21,454	17,267

Total assets	$1,247,334	$752,929	$766,943

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current maturities of long-term debt	$164	$5,000	$—
Accounts payable	49,343	49,364	38,811
Accrued expenses	57,004	35,303	39,543
Current portion of monetized future billings	18,816	24,331	25,219
Deferred income	86,018	100,480	114,392

Total current liabilities	211,345	214,478	217,965

Long-term debt, less current maturities	575,264	150,000	194,600
Monetized future billings, less current portion	22,323	36,197	42,194
Other liabilities	103,092	82,533	68,460

Total long-term liabilities	700,679	268,730	305,254

Total shareholders’ equity	335,310	269,721	243,724

Total liabilities and shareholders’ equity	$1,247,334	$752,929	$766,943

Note:	Certain reclassifications to the 2004 balance sheets have been made to conform to the 2005 presentation.

ProQuest Company Reports Q3 2005 Earnings, Page 11 of 12

PROQUEST COMPANY AND SUBSIDIARIES

CASH FLOW SCHEDULE

(In Thousands)

	Third Quarter Ended		Year to Date
	October 1, 2005	October 2, 2004	October 1, 2005	October 2, 2004
Operating activities:
Net earnings	$18,172	$12,189	$38,257	$52,084
Adjustments to reconcile net earnings to net cash provided by operating activities:
Gain on sale of discontinued operations	—	—	—	(15,338)
Other income (1)	—	(900)	—	(900)
Depreciation and amortization	25,095	19,216	62,719	51,833
Deferred income taxes	3,717	6,209	8,852	17,110

Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable, net	(50,073)	(30,019)	(27,790)	(18,712)
Inventory, net	(1,493)	(126)	(2,732)	(614)
Other current assets	(6,852)	(6,199)	(17,309)	(14,886)
Long-term receivables	(583)	169	(1,958)	(462)
Other assets	716	(241)	2,286	(229)
Accounts payable	714	(2,535)	(2,347)	(10,275)
Accrued expenses	668	(2,055)	(5,026)	(9,281)
Deferred income	26,195	28,673	(17,382)	(10,737)
Other long-term liabilities	(352)	120	(2,810)	3,042
Other, net	447	58	(77)	562

Net cash provided by operating activities	16,371	24,559	34,683	43,197

Investing activities:
Expenditures for property, plant, equipment, product masters, curriculum development costs and software	(14,898)	(13,571)	(62,632)	(52,628)
Proceeds from fixed assets disposition (1)		900		900
Acquisitions, net of cash acquired	(4,080)	(11,940)	(355,835)	(23,402)
Purchases of equity investments available for sale	(517)	(388)	(3,122)	(7,677)
Proceeds from disposals of equity investments available for sale	240	92	1,801	4,171
Expenditures associated with sales of discontinued operations	(13)	(74)	(87)	(2,924)
Proceeds from sale of discontinued operations	—	—	—	35,900

Net cash used in investing activities	(19,268)	(24,981)	(419,875)	(45,660)

Financing activities:
Net (decrease) increase in short-term debt	(7)	144	(4,958)	(305)
Proceeds from long-term debt	718,900	76,970	1,611,500	310,670
Repayment of long-term debt	(694,596)	(75,050)	(1,186,500)	(307,070)
Principal payment under capital lease obligation	(41)	—	(107)	—
Cash paid for settlement of treasury locks	—	—	(490)	—
Debt issuance costs	—	—	(2,013)	—
Monetized future billings	(6,038)	(1,217)	(19,390)	(5,005)
Repurchases of common stock	—	(1,720)	—	(1,720)
Proceeds from exercise of stock options	184	418	8,426	3,085

Net cash provided by (used in) financing activities	18,402	(455)	406,468	(345)

Effect of exchange rate changes on cash	(280)	(227)	(672)	(245)

Increase (decrease) in cash and cash equivalents	15,225	(1,104)	20,604	(3,053)

Cash and cash equivalents, beginning of period	9,692	2,074	4,313	4,023

Cash and cash equivalents, end of period	$24,917	$970	$24,917	$970

NOTE: Certain reclassifications to the 2004 cash flow statements have been made to conform to the 2005 presentation.

(1)	This amount relates to a benefit from a reduction in storage units.

ProQuest Company Reports Q3 2005 Earnings, Page 12 of 12

PROQUEST COMPANY AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP MEASURES

(In Millions)

Reconciliations of non-GAAP measures to GAAP measures:

EBITDA & EBIT

	Third Quarter Ended October 1, 2005				Third Quarter Ended October 2, 2004
	PQIL	PQBS	Corp./Other	Total	PQIL	PQBS	Corp./Other	Total
EBITDA	$50.9	$12.1	$(2.7)	$60.3	$29.1	$14.7	$(3.0)	$40.8
Less: Depreciation & amortization	(23.6)	(1.4)	—	(25.0)	(17.9)	(1.3)	—	(19.2)

EBIT	$27.3	$10.7	$(2.7)	$35.3	$11.2	$13.4	$(3.0)	$21.6

Plus: Proceeds from fixed asset disposition, net				—				0.6
Less: Net interest expense				(8.7)				(4.3)
Income tax expense				(8.4)				(5.7)

Net earnings				$18.2				$12.2

	Year to Date Ended October 1, 2005				Year to Date Ended October 2, 2004
	PQIL	PQBS	Corp./Other	Total	PQIL	PQBS	Corp./Other	Total
EBITDA	$116.4	$38.1	$(10.3)	$144.2	$85.2	$42.3	$(10.1)	$117.4
Less: Depreciation & amortization	(58.5)	(4.0)	(0.2)	(62.7)	(46.3)	(4.9)	(0.1)	(51.3)

EBIT	$57.9	$34.1	$(10.5)	$81.5	$38.9	$37.4	$(10.2)	$66.1

Plus: Proceeds from fixed asset disposition, net				—				0.6
Less: Net interest expense				(23.8)				(12.3)
Income tax expense				(19.4)				(18.4)
Earnings from discontinued operations, net				—				0.8
Gain on sale of discontinued operations, net				—				15.3

Net earnings				$38.3				$52.1

Debt, net of cash

	October 1, 2005	October 2, 2004
Long-term debt, less current maturities	$575.3	$194.6
Current maturities of long-term debt	0.1	—
Less: Cash and cash equivalents	(24.9)	(1.0)

Debt, net of cash	$550.5	$193.6

Free cash flow

	Third Quarter Ended		Year to Date
	October 1, 2005	October 2, 2004	October 1, 2005	October 2, 2004
Net cash provided by operating activities	$16.4	$24.6	$34.7	$43.2
Expenditures for property, plant, equipment, product masters, curriculum development costs and software	(14.9)	(13.6)	(62.6)	(52.6)
Proceeds from fixed assets disposition	—	0.9	—	0.9

Free cash flow	$1.5	$11.9	$(27.9)	$(8.5)